FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATES OF NEVADA
                            ARTICLES OF INCORPORATION
                               (PUSUANT TO NRS 78)
                                 STATE OF NEVADA
                                (Graphic Omitted)
AUG 18, 1994
12839-94
CHERYL A. LAU SECRETARY of STATE
(inelgible)
(for filing office use)
No.                                                     (For filing office use)
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    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION:  Ultimate Security Systems Corporation
                   ------------------------------------------------------------

RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada
where process may be served)                      ---------------

Name of Resident Agent: Laughlin Associates, Inc.
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Street Address:   2533 North Carson Street   Carson City     NV     89706-0147
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                  Street No.                 Street Name              city

SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value:                 Par value:
                               ------------------         ------------------

Number of shares without par value:  100,000
                                   --------------------------------------------

GOVERNING BOARD: shall be styled as (check one):  X   Directors      Trustees
                                                ------         ------

The FIRST BOARD OF DIRECTORS shall consist of    one    members and the names
                                             -----------
and addresses are as follows:


John Kinross-Kennedy             18662 MacArthur Blvd, Ste 290, Irvine CA 92715
----------------------------     ----------------------------------------------
Name                             Address                         City/State/Zip

----------------------------     ----------------------------------------------
Name                             Address                         City/State/Zip

----------------------------     ----------------------------------------------
Name                             Address                         City/State/Zip


PURPOSE (optional-see reverse side): The purpose of the corporation shall be: to engage in any lawful act or activity for which a corporation may be organized in the State of Nevada other than insurance, engineering, banking, or gaming.
-------------------------------------------------------------------------------

NRS 78.037: States that the articles of incorporation may also contain a provision eliminating or limiting the personal liability of a director or officer of the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer except acts or ommissions which include misconduct or fraud. Do you want this provision to be part of your articles?
Please check one of the following:  YES X    NO   .
                                       ----    ----
OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information noted on seperate pages. But, if any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction.
Number of pages attached    one  .
                        ----------

SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signatures must be notorized)

/s/ John Kinross-Kennedy
---------------------------------------   -------------------------------------
Name (print)                              Name (print)

18662 MacArthur Blvd, #290,
Irvine CA 92715
---------------------------------------   -------------------------------------
Address                  City/State/Zip   Address                City/State/Zip

---------------------------------------   -------------------------------------
Name (print)                              Signature

---------------------------------------   Subscribed and sworn to before me this
Address                                   29th day of July, 1994
                                          -----      -----------

                                          /s/ Jeanet Dickerson
--------------------------------------    -------------------------------------
Signature                                 Notary Public

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT            (NOTARY STAMP)
OF RESIDENT AGENT

Laughlin Associates, Inc.                 hereby accept appointment as a
---------------------------------------   Resident Agent for the above named
                                          corporation.

ineligible)                               August 8, 1994
---------------------------------------   -------------------------------------
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